               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              OMNI U.S.A., INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------

   2) Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------

   4) Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------

Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

      --------------------------------------------------------------------------

   2) Form, Schedule or Registration Statement No.:

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   3) Filing Party:

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   4) Date Filed:

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
                               OMNI U.S.A., INC.
                                 7502 MESA ROAD
                              HOUSTON, TEXAS 77028
                                 (713) 635-6331

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 21, 2002

To Our Shareholders:

         The Board of Directors cordially invites you to attend the 2002 Annual Meeting of Shareholders (the "Annual Meeting") of Omni U.S.A., Inc. (the "Company"), to be held on Thursday, November 21, 2002, at the offices of Omni USA, Inc., 7502 Mesa Road, Houston Texas 77028, at 10:00 a.m., Central Standard Time, or at such time and place to which the Annual Meeting may be adjourned or recessed, for the following purposes:

         1. To elect four directors to the Board of Directors of the Company to hold office until the 2003 Annual Meeting of Shareholders or until their successors have been duly elected and qualified;

         2. To ratify the appointment of Harper & Pearson Company as the Company's independent auditors for the 2003 fiscal year; and

         3. To act upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on October 1, 2002, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. Therefore, the Board of Directors sincerely hopes you can attend the meeting in person. It is important that your shares be represented at the Annual Meeting regardless of whether you plan to attend. Please mark, date and sign the enclosed proxy and return it promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you are present at the meeting, and you wish to do so, you may revoke the proxy and vote your shares in person.

                                         By Order of the Board of Directors,



                                         Jeffrey K. Daniel, President

Houston, Texas
Dated: October 15, 2002

                               OMNI U.S.A., INC.
                                 7502 MESA ROAD
                              HOUSTON, TEXAS 77028
                                 (713) 635-6331


                              ------------------
                                PROXY STATEMENT
                              ------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 21, 2002

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Omni U.S.A., Inc., a Nevada corporation (the "Company" or "Omni"), of the enclosed proxy (the "Proxy") to be voted at the Company's 2002 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, November 21, 2002, at the offices of Omni U.S.A., Inc., 7502 Mesa Road, Houston Texas 77028, at 10:00 a.m., Central Standard Time, or at such time and place to which the Annual Meeting may be adjourned or recessed, for the purposes set forth in the accompanying Notice. This Proxy Statement and the enclosed Proxy were first sent or given to the Company's shareholders on or about October 15, 2002.

         Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. The Proxy, if properly executed on its face and returned, will be voted (or withheld or abstained from voting) according to the choices specified thereon. The Proxy will be voted in favor of (i) the election of each nominee named therein, unless a choice is indicated to withhold authority to vote for such nominee, and (ii) each proposal described therein unless a choice is indicated to vote against or to abstain from voting on any specific proposal. In addition, the proxy confers discretion in the persons named in the proxy authorizing those persons to vote, in their discretion, on any matters properly presented at the meeting. The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock is required for a quorum. The election of directors and the approval of any other matters will require the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting. In the case of shares that are present at the Annual Meeting for quorum purposes, an abstention or not voting such shares for a particular nominee for director (including by withholding authority on the proxy) or an abstention on any other proposal will have the same effect as a vote against such director or proposal; and a broker non-vote will have no effect on the outcome of any proposals. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

                              GENERAL INFORMATION

         Every stockholder of the Company is entitled to cast, in person or by proxy, one vote for each share of the Company's Common Stock held by such stockholder at the close of business on October 1, 2002, the record date for the Annual Meeting. At that date, the Company had outstanding 1,204,912 shares of such Common Stock.

         The proxy hereby solicited is revocable at any time prior to its exercise. The proxy may be revoked in any manner permitted by law, including, without limitation, delivery of written notice of revocation to the Secretary of the Company, submission to the Secretary of a proxy dated later than a previously submitted proxy, or attendance at the meeting and voting by ballot.

         The cost of preparing, assembling and mailing the proxy statement and related material will be borne by the Company. In addition to soliciting proxies by mail, the Company may make requests for proxies by telephone, telegraph or messenger or by personal solicitation by officers, directors, or employees of the Company at nominal cost to the Company. The Company will reimburse third parties for the cost of forwarding proxy material to beneficial owners of Omni stock.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

CURRENT DIRECTORS AND NOMINEES

   The Company's Articles provide for up to seven directors who serve until the next annual meeting of the shareholders and until their successors are elected and shall qualify. The Board of Directors has nominated and urges you to vote for the election of the four nominees identified below who have been nominated to serve as directors until the next annual meeting of shareholders or until their successors are duly elected and qualified. Each of the nominees listed below is a member of the Company's present Board of Directors. For personal information on each nominee director, see "MANAGEMENT," below.

   If, at the time of or prior to the Annual Meeting, any of the nominees should be unable or decline to serve, the discretionary authority provided in the proxy may be used to vote for a substitute or substitutes designed by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

   The following are Omni's Nominees for Board of Directors:

Name                        Age          Position                              Director Since
----                        ---          --------                              --------------
Jeffrey K. Daniel           41           Director, President and
                                         Chief Executive Officer               January 1988

Craig L. Daniel             42           Director and
                                         Vice President-Manufacturing          December 1993

Kevin Guan                  44           Director                              June 2001

Didi Duan                   54           Director                              June 2001


   The Board of Directors recommends that shareholders vote "For" the election of each of the above named nominees, and proxies executed and returned will be so voted unless contrary instructions are indicated thereon.

BOARD OF DIRECTORS

   The business and affairs of the Company are managed under the direction of the Board of Directors (the "Board"). The Board has the responsibility for establishing broad corporate policies and for the overall performance of the Company, rather than day-to-day operating details. Outside members of the Board are kept informed of the Company's business by various reports and information provided to them throughout the year and information presented at meetings of the Board by the Company's officers and employees.

COMMITTEES OF THE BOARD OF DIRECTORS

   The Board has established two standing committees: an Audit Committee and a Compensation Committee. Actions taken by a committee of the Board are reported to the Board of Directors at its next meeting. The Company does not have a Nominating Committee. The following is a brief description of the committees of the Board of Directors and their respective principal responsibilities.

   The AUDIT COMMITTEE consists of two outside directors. The members of the Committee meet the independence and experience requirements of the National Association of Securities Dealers (NASD) for companies quoted on the National Association of Securities Dealers Automated Quotation market (NASDAQ). Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (the "SEC"); (ii) the system of internal financial and accounting processes and controls that Company management has established; (iii) the annual independent audit of the Company's financial statements; and (iv) the legal compliance and ethics programs as established by Company management and the Board. The current members of the Audit Committee are Kevin Guan and Didi Duan. The Audit Committee met two times in fiscal year 2002.

   The COMPENSATION COMMITTEE consists of two outside directors. This committee makes recommendations to the Board of Directors as to the salaries and annual bonuses of the elected officers, and reviews the salaries of other senior executives. This committee makes recommendations to the Board of Directors regarding grants of stock options to elected and other senior executive officers and other eligible employees. The current members of the Compensation Committee are Kevin Guan and Didi Duan. The Compensation Committee met two times in fiscal year 2002.

BOARD MATTERS

   During the fiscal year ended June 30, 2002, the Board of Directors held 4 meetings. The Board has regularly scheduled meetings during the year and meets at other times during the year as necessary to review significant developments affecting the Company and to act on matters requiring Board approval. All Board members attended substantially all meetings of the Board of Directors and of the committees on which such director served during the fiscal year, either in person or by telephone. At all scheduled board meetings, a quorum was met and business transacted.

DIRECTORS COMPENSATION

   Kevin Guan and Didi Duan are nominees as outside directors for the Company. Each director of the Company who is not an employee of the Company or any subsidiary is compensated through the issuance of 20,000 options to purchase Common Stock for the initial year of service and 10,000 options to purchase Common Stock for every year of service thereafter. The outside directors are reimbursed for their expenses up to a maximum of $1,000 for attendance at each board meeting. Jeffrey K. Daniel and Craig L. Daniel are not compensated for their service as directors.

   None of the Directors have been a participant in any proxy contest involving any publicly traded Company within the past ten years. Each of them has agreed to serve as a director of the Company if elected. There are no other nominees for director.

                                   MANAGEMENT

EXECUTIVE OFFICERS

   It is anticipated after the election of directors at the Annual Meeting that the following persons will be named Executive Officers of the Company:

Name                       Age       Position
----                       ---       --------
Jeffrey K. Daniel          41        President and Chief Executive Officer

Craig L. Daniel            42        Vice President-Manufacturing
--------------------

Jeffrey K. Daniel has been an employee of Omni since 1985 and is currently the Chief Executive Officer and President of the Company. He has a Bachelors degree in Business Administration from the University of Colorado. He was Vice President from 1987 until May 1994, when he was elected Chief Executive Officer and President. Jeffrey K. Daniel is the brother of Craig L. Daniel. Jeffrey K. Daniel has served as a director of the Company since January 1988.

Craig L. Daniel has been a full time employee of Omni since April, 1989, and is currently Vice President-Manufacturing for the Company, Managing Director of Omni Resources, Ltd. and General Manager of Shanghai Omni Gear Co., Ltd. Craig
L. Daniel is the brother of Jeffrey K. Daniel. Craig L. Daniel has served as a director of the Company since December 1993.

Kevin Guan is currently the Managing Director of SIIC Real Estate Co., a commercial real estate developer of projects in Hong Kong and China, (a subsidiary of Shanghai Industrial Investment Corp.). From February 1993 through February 1995, Mr. Guan was the General Manager, Shanghai Wai Gao Qiao Development Corp, in the PuDong development zone of Shanghai. Mr. Guan is a graduate of Shanghai Jiao Tong University, and received his MBA from Shanghai University.

Didi Duan is currently the Chief Financial Officer and Director of Jiao Tong University's Ang Li Science and Technology Co., Ltd., a specialty pharmaceutical processor in the Chinese and East Asian markets. From January 1986 to February 1997, Ms. Duan was the Chief Financial Officer of Dong Feng Automotive Truck manufacturing Division, vertically manufacturing 15-40 ton trucks for the Chinese market. Ms. Duan graduated from Wuhan University in Hubei, and is an accountant in Shanghai, under the accounting rules in China.

                           COMPENSATION OF MANAGEMENT

   Neither Jeffrey K. Daniel nor Craig L. Daniel are parties to any employment contract that is not terminable at will or which entitles them to bonuses or payments upon change of control, termination of employment or the like.

                           SUMMARY COMPENSATION TABLE

    The following table sets forth certain information regarding compensation paid to the Company's executive officers in each of the three most recent fiscal years:

                                       Annual Compensation                    Long Term Compensation
                              ---------------------------------------------------------------------------------
                                                                                 Awards              Payouts
                                                                     ------------------------------------------
                                                                     Restricted    Securities
Name and                                              Other Annual      Stock      Underlying                     All Other
Position                Year      Salary      Bonus   Compensation     Awards     Options/SARs        Payouts   Compensation
-------------------------------------------------------------------------------------------------------------------------------
Jeffrey K. Daniel
President & CEO          2000      $ 130,000    -           -             -            -                 -            -
                         2001        130,000    -           -             -            -                 -            -
                         2002        115,000    -           -             -            -                 -            -

Craig L. Daniel
Vice President-          2000         85,000    -           -             -            -                 -            -
Manufacturing            2001         85,000    -           -             -            -                 -            -
                         2002         85,000    -           -             -            -                 -            -

No other executive officer's salary or bonus exceeded $100,000 for the three most recent fiscal years ended June 30, 2000.
---------------------------

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                               Individual Grants

                           Number of Securities          Percent of Total Options/      Exercise
                           Underlying Options/       SARs Granted to Employees           or Base        Expiration
Name                          SARs Granted                    in Fiscal Year              Price            Date
----                          ------------                    --------------              -----            ----
Jeffrey K. Daniel
President & CEO                   -0-                               N/A                    N/A              N/A

Craig L. Daniel
Vice President-
Manufacturing                     -0-                               N/A                    N/A              N/A

---------------------------

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                                                             Value of Unexercised
                                                            Number of Unexercised            in-the-money Options/
                         Shares Acquired     Value         Options/SARs at FY-End              SARs at FY-End (2)
Name                       on Exercise      Realized    (1) Exercisable/Unexercisable        Exercisable/Unexercisable
----                       -----------      --------    -----------------------------        -------------------------
Jeffrey K. Daniel
President & CEO                N/A             N/A                 98,667                               $0
                                                                   ------                               --
                                                                 98,667/0                            $0/$0
Craig L. Daniel
Vice President-
   Manufacturing               N/A             N/A                 98,667                               $0
                                                                   ------                               --
                                                                 98,667/0                            $0/$0

------------------------

N/A Not applicable. No options were exercised during the fiscal year ended June 30, 2002.
(1) Indicates number of options exercisable and unexercisable as of June 30, 2002.
(2) Based upon closing price of Common stock at June 30, 2002 of $0.95.

STOCK OPTION PLANS

         The Company maintains a 1994 Non-Qualified Stock Option Plan (the "1994 NQSOP") and a 1996 Incentive Stock Option Plan (the "1996 ISOP"). The NQSOP covers 200,000 shares of Common Stock and the 1996 ISOP covers 300,000 shares of Common Stock after the reverse split (See Note 2). The purpose of the NQSOP and 1996 ISOP, under the discretion of the Company's Board of Ddirectors, is to offer eligible employees of the Company and its subsidiaries an opportunity to acquire or increase their proprietary interests in the Company and provide additional incentive to contribute to its performance and growth. The options have been disclosed effective the reverse stock split as discussed in Note 2 of the footnotes to the financial statements.

         On June 6, 1997, the Board, upon recommendation from the Compensation Committee, repriced all options granted and existing to current Company employees under the 1996 ISOP and NQSOP from $12.00 per share to $3.00 per share. The repriced options vest 50% twelve (12) months from date of grant and 50% twenty-four (24) months from date of grant.

          On June 6, 1997, the Board, upon recommendation of the Compensation Committee, granted options to purchase 45,333 shares of Common Stock at $3.00 per share to each Jeffrey K. Daniel and Craig L Daniel, and granted options to purchase 22,667 shares of Common Stock at $3.00 per share to Michael A. Zahorik, all such options to vest three (3) years from date of grant.

         On January 25, 1999, the Board, under the NQSOP, granted 3,333 options to purchase Company Common Stock at $4.875 per share to James L. Davis, John F. Lillicrop, and W. Wayne Patterson. All director options were immediately vested.

         On January 3, 2000, the Board, under the NQSOP, granted 3,333 options to purchase Company Common Stock at $3.564 per share to James L. Davis, John F. Lillicrop, and W. Wayne Patterson. All director options were immediately vested.

         On March 8, 1999, under the 1996 ISOP, David M. Sallean was granted options to purchase 10,000 shares of Common Stock at an exercise price of $3.564, vesting 100% three (3) years from date of grant.

         On February 24, 2000, under the 1996 ISOP, David M. Sallean was granted options to purchase 10,000 shares of Common Stock at an exercise price of $3.1875, vesting 100% three (3) years from date of grant.

         Effective October 1, 2001, Michael A. Zahorik was terminated as an employee of Omni USA, Inc. By operation of the ISOP Agreement, Mr. Zahorik's options were not exercised, and accordingly all 46,000 options were cancelled.

         Effective October 24, 2001, David M. Sallean resigned as an employee of Omni USA, Inc. By operation of the ISOP Agreement, Mr. Sallean's options were not exercised, and accordingly all 20,000 options were cancelled.


         The following table provides repricing information for options held by the Company's five most highly compensated executive officers. The repricing was implemented in 1997 on the recommendation of the Compensation Committee to conform the options to prevailing market prices and provide an incentive for which the options were designed.

TEN-YEAR OPTIONS/SAR REPRICINGS

                                    Number of                                                        Length
                                    Securities         Market            Exercise                    of Original
                                    Underlying         Price of Stock    Price of Stock              Option Term
                                    Options/SARs       at Time of        at Time of       New        Remaining at
                                    Repriced or        Repricing or      Repricing or     Exercise   Date of
Name                       Date     Amended            Amendment         Amendment        Price      Repricing
----                       ----     -------            ---------         ---------        -----      ---------
Jeffrey K. Daniel          6/6/97    53,334            $2.25             $12.00           $3.00      9 years
Craig L. Daniel            6/6/97    53,334            $2.25             $12.00           $3.00      9 years

COMPENSATION COMMITTEE REPORT ON REPRICING OF OPTIONS

   The repricing reflected in the above table was implemented in 1996 on the recommendation of the Compensation Committee in place at that time to conform the options to prevailing market prices and provide an incentive for which the options were designed.

OTHER COMPENSATION

     The Company has paid no bonuses to its executive officers. The Company has a group medical plan that provides medical and hospital benefits and term life insurance to its employees, including its officers, at no cost to the employee. Jeffrey K. Daniel and Craig L. Daniel are not compensated as directors.

                               SECURITY OWNERSHIP

CAPITALIZATION

         The Company's currently authorized equity securities are as follows:
(i) 50,000,000 shares of Common Stock, par value $.004995 per share (see Note
2), (ii) 454,258 Class B Common Stock Purchase Warrants ("Class B Warrants"). As of September 24, 2002, the Company had outstanding 1,204,912 shares of Common Stock, and Class B Warrants to purchase 166,667 shares of Common Stock.

         Class B Warrants. There are 166,667 Class B Warrants to purchase Common Stock. The Class B Series 1 Warrants, which were exercisable by the holder thereof at any time between 90 days after issuance and March 15, 2001, at $6.00 per share, expired on March 15, 2001. None of these Class B Warrants were exercised. The 166,667 Class B Series 2 Warrants issued to PACCAR, Inc. may be exercised at any time and expire July 1, 2009 (see Note 10 in the footnotes to the financial statements).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of Common Stock as of the close of business on June 30, 2002, by each person who is known to the Company to be a beneficial owner of 5% or more of the Common Stock, by each current and Nominee director, and by all directors and executive officers as a group.

                                                  Amount and Nature
                                                   Of Beneficial
Name and Address of Beneficial Owner                Ownership            Percent of Class(1)
------------------------------------                ---------            ----------------
Edward L. Daniel (3)                                 175,689                  14.5%
Joan J. Daniel (3)                                   175,689                  14.5%
PACCAR, Inc. (6)                                     166,667                  13.8%
Craig L. Daniel (2)(5)                               134,837                  11.2%
Jeffrey K. Daniel (2)(4)                             116,561                   9.6%
Executive Officers and Directors as a Group          251,398                  20.8%

------------------------
(1)  Based upon 1,207,912 shares of Common Stock outstanding as of June 30,
     2002.
(2)  The address for all officers is 7502 Mesa Road, Houston, Texas 77028.
(3) Includes 125,000 shares each subject to certain conditions and limitations set forth in the Registration Rights Agreement (see Exhibit 10.11). The address for such beneficial owner is 2476 Bolsover, #626, Houston, Texas 77005.
(4) Includes 98,667 shares purchasable under options at $3.00 per share and 1,255 shares held in street name and 257 shares held of record by the Jeffrey K. Daniel Individual Retirement Account, a self-directed IRA and 4,129 shares purchased through the Company's 401(k) plan.
(5) Includes 98,667 shares purchasable under options exercisable at $3.00 per share and 2,267 shares held of record by the Craig L. Daniel Individual Retirement Account, a self-directed IRA.
(6) Includes 166,667 shares purchasable under Class B Warrants exercisable at $6.00 per share and expire July 1, 2009. The address of such beneficial owner is 777 106th Avenue NE, Bellevue, WA 98004.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file reports with the Securities and Exchange Commission relating to transactions and holdings in the Company Common Stock. Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during the most recent fiscal year, the Company is not aware of any failure to file such forms on a timely basis.

                                   PROPOSAL 2

               RATIFICATION OF APPOINTMENT OF PRINCIPAL AUDITORS

   The Board of Directors has appointed Harper & Pearson Company ("Harper & Pearson") as the Company's independent auditors to examine the Company's financial statements for the fiscal year ending June 30, 2003, subject to the ratification of such selection by the shareholders at the Annual Meeting. Harper & Pearson has acted as the Company's independent auditors since November 1993 and audited the Company's financial statements for the year ended June 30, 2002, which are included as part of the Company's Annual Report on Form 10-KSB delivered with this Proxy Statement.

   The Board of Directors recommends that the shareholders vote the ratification of the selection of Harper & Pearson as the independent auditors of the Company for the fiscal year ending June 30, 2003. The affirmative vote of a majority of the shares of Common Stock present in person or by proxy is necessary for ratification. Ratification is not required nor does it prevent the Board from selecting different auditors; however, the Board is submitting this matter to the shareholders in order to enhance their participation in this aspect of the Company's affairs. If the shareholders do not ratify the selection of Harper & Pearson as the Company's independent auditors, the Board will reconsider the selection.

   Representatives of Harper & Pearson are not expected to attend the Annual Meeting.

                    STOCKHOLDER PROPOSALS AND OTHER MATTERS

         SHAREHOLDER PROPOSALS

Shareholder proposals intended for inclusion in the proxy statement for the next Annual Meeting must be received by the Company by March 31, 2003, and should be sent to Jeffrey K. Daniel, President and C.E.O. of the Company, at the address stated on the first page of this proxy statement.

As of the date of this proxy statement, the Board of Directors of Omni knows of no matter, other than the election of directors, and the ratification of the selection of independent public accountants, to come before the meeting. If any other matter should properly come before the meeting, it is the intention of the persons named on the accompanying form of proxy to vote such proxy in accordance with their judgment in such matter.

                                          By order of the Board of Directors,



                                          JEFFREY K. DANIEL
                                          President and Chief Executive Officer
Dated: October 15, 2002

A COPY OF THE OMNI U.S.A., INC. ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENTS SCHEDULES, IS AVAILABLE WITHOUT CHARGE TO INTERESTED SECURITY HOLDERS UPON WRITTEN REQUEST. THE COMPANY WILL FURNISH ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING SUCH REPORT TO ANY SUCH PERSON ON REQUEST UPON PAYMENT OF REASONABLE FEES RELATING TO THE COMPANY'S FURNISHING SUCH EXHIBITS. PLEASE DIRECT INQUIRIES TO INVESTOR RELATIONS, OMNI U.S.A., INC., 7502 MESA ROAD, HOUSTON, TEXAS 77028.

===============================================================================

            YOUR PROXY IS IMPORTANT, PLEASE SIGN AND MAIL IT TODAY.

===============================================================================

-------------------------------------------------------------------------------
 Proxy                           Omni USA, Inc.
                                 7502 Mesa Road
                              Houston, Texas 77028

               This Proxy Is Solicited By The Board Of Directors

         The undersigned hereby appoints Jeffrey K. Daniel and Craig L. Daniel, or either of them, as Proxies, each with the full power of substitution, to vote at the Annual Meeting of Shareholders to be held on November 21, 2002, or any adjournment thereof, all the shares of stock of Omni U.S.A., Inc. ("Omni") held of record by the undersigned on October 1, 2002, upon the matters described on the reverse side of this card, all in accordance with and as more fully described in the accompanying Notice and Proxy Statement for the Annual Meeting. By signing and returning this Proxy, the undersigned hereby revokes all proxies previously given with respect to the Annual Meeting.

         This Proxy when properly executed will be voted in the manner directed by the undersigned shareholder. If no direction is made on the reverse side hereof, this Proxy will be voted FOR the Proposals described on the reverse side hereof. In addition, this Proxy will be exercised, if either of the Proxies named above so elects in his discretion, to vote (i) for the election of any person to replace a nominee named above who is unable to serve or will not serve, (ii) on any other matter as may properly come before the shareholders at the Annual Meeting, and (iii) on matters incident to the conduct of the Annual Meeting. As of October 1, 2002, the Proxies are not aware of any other matters to be presented to the shareholders at the Annual Meeting.


                      (To be signed on the reverse side.)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                               OMNI U.S.A., INC.

                               NOVEMBER 21, 2002





                Please Detach and Mail in the Envelope Provided
-------------------------------------------------------------------------------
A [X] Please mark your
      votes as in this
      example.


  The Board of Directors recommends a vote FOR the Proposals set forth below.

Nominees for Board of Directors.       [  ] For all Nominees    [  ] Against all Nominees   [  ] Withhold Authority
-------------------------------

   Mr. Jeffrey K. Daniel
   Mr. Craig L. Daniel                To vote against a particular Nominee, strike through his name;
   Mr. Kevin Guan                     to withhold authority to vote with respect to a  particular
   Ms. Didi Duan                      Nominee, write his name in space below.


Ratify Harper  & Pearson as Auditors.  [  ] For                 [  ] Against                [  ] Abstain
------------------------------------






--------------------------------     ---------------------      ---------------
Signature                            Capacity                   Date
Note: Please sign this Proxy as your name appears below, date it and promptly return it whether or not you plan to attend the Meeting. If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicate the capacity in which you are signing.